Exhibit 99.1
 NASDAQ: FNHC  INVESTOR PRESENTATIONQ1-2017

 SAFE HARBOR statement  2  Safe harbor statement under the Private Securities Litigation Reform Act of 1995: Statements that are not historical fact are forward-looking statements that are subject to certain risks and uncertainties that could cause actual events and results to differ materially from those discussed herein. Without limiting the generality of the foregoing, words such as “anticipate,” “believe,” “budget,” “contemplate,” “continue,” “could,” “envision,” “estimate,” “expect,” “guidance,” “indicate,” “intend,” “may,” “might,” “plan,” “possibly,” “potential,” “predict,” “probably,” “pro-forma,” “project,” “seek,” “should,” “target,” or “will” or the negative thereof or other variations thereon and similar words or phrases or comparable terminology are intended to identify forward-looking statements. Forward-looking statements might also include, but are not limited to, one or more of the following:Projections of revenues, income, earnings per share, dividends, capital structure or other financial items or measures;Descriptions of plans or objectives of management for future operations, insurance products/or services; Forecasts of future insurable events, economic performance, liquidity, need for funding and income; andDescriptions of assumptions or estimates underlying or relating to any of the foregoing. The risks and uncertainties include, without limitation, risks and uncertainties related to estimates, assumptions and projections generally; the nature of the Company’s business; the adequacy of its reserves for losses and loss adjustment expense; claims experience; weather conditions (including the severity and frequency of storms, hurricanes, tornadoes and hail) and other catastrophic losses; reinsurance costs and the ability of reinsurers to indemnify the Company; raising additional capital and our potential failure to meet minimum capital and surplus requirements; potential assessments that support property and casualty insurance pools and associations; the effectiveness of internal financial controls; the effectiveness of our underwriting, pricing and related loss limitation methods; changes in loss trends, including as a result of insureds’ assignment of benefits; court decisions and trends in litigation; our potential failure to pay claims accurately; ability to obtain regulatory approval applications for requested rate increases, or to underwrite in additional jurisdictions, and the timing thereof; the impact that the results of the Monarch joint venture may have on our results of operations; inflation and other changes in economic conditions (including changes in interest rates and financial markets); pricing competition and other initiatives by competitors; legislative and regulatory developments; the outcome of litigation pending against the Company, and any settlement thereof; dependence on investment income and the composition of the Company’s investment portfolio; insurance agents; ratings by industry services; the reliability and security of our information technology systems; reliance on key personnel; acts of war and terrorist activities; and other matters described from time to time by the Company in releases and publications, and in periodic reports and other documents filed with the United States Securities and Exchange Commission. In addition, investors should be aware that generally accepted accounting principles prescribe when a company may reserve for particular risks, including claims and litigation exposures. Accordingly, results for a given reporting period could be significantly affected if and when a reserve is established for a contingency. Reported results may therefore appear to be volatile in certain accounting periods. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which they are made. We do not undertake any obligation to update publicly or revise any forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements are made.

# FNHC SNAPSHOT AND QUICK FACTS

**Federated National Holding Company**
(as of 3/31/2017, except where noted)

- **NASDAQ:** FNHC
- **Headquarters:** Sunrise, FL (Ft. Lauderdale)
- **Core Market:** FL Homeowners' P&C insurance
- **IPO Year:** 1998
- **Financial Stability Rating:** A Exceptional Financial Stability Rating® Demotech, Inc.
- **Cash and Investments:** $506 MM
- **Total Shareholders' Equity:** $241 MM Excluding non-controlling interest
- **Common Shares Outstanding:** 13.4 MM
- **Book Value Per Common Share:** $16.54 Excluding non-controlling interest
- **Closing Market Price on May 12:** $15.15 Represents an 8.4% discount to BVPS

Homeowner (FL and non-FL) Policies in Force
293K+ policies

Net Earned Premiums for Q1-17
$78MM+

Total Revenue for Q1-17
$92MM+

FL HO Retention Rate for Q1-17
87%

Gross Premiums Written for Q1-17
$146MM+

Reinsurance Partners
75+

Employees as of Q1-17
419

Agency Partnerships
2,500+

Florida OIR Market Share*
5.22%

*Market data as of December 31, 2016*

FEDERATED NATIONAL
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 Our distinguishing characteristics and track record  4  Generate profitable growth by:Continued market share growth in FloridaOngoing expansion into other StatesDeveloping additional affinity relationshipsLooking for strategic acquisitions and/or joint venturesMaintaining our commitment to delivering quality products, services, and customer satisfaction  We are a well-regarded employer that is mindful of the well-being of our employees, allowing all employees to develop their individual capabilities in an impartial, challenging, rewarding and cooperative environment and offering them the opportunity for career development. We value experienced insurance professionals who share our dedication to exceptional customer service. We seek individuals who are qualified, highly motivated and demonstrate our principles of professionalism, cooperation, communication, accountability, innovation and respect.  We strive for total customer satisfaction. Our intent is to attract and retain customers for their insurance needs by providing outstanding customer service, quality and value in all our products and services at the lowest possible cost.    LEADING TO  Our Customers  Our Strategy  Our Team

# FNHC ORGANIZATIONAL STRUCTURE



Public Shareholders
100%
Federated National Holding Company
Crosswinds Investor Monarch L.P.
Transatlantic Reinsurance Company (a New York corporation)
42.4% ownership interest (50% of Class A Units)
15.2% ownership interest (100% of Class B Units)
Monarch Delaware Holdings LLC (a Delaware limited liability company)
42.4% ownership interest (50% of Class A Units)
100% ownership interest
Monarch National Holding Company (a Florida corporation)
100% ownership interest
Monarch National Insurance Company (a Florida corporation)
100%
Federated National Insurance Company (FNIC)
100%
FedNat Underwriters, Inc. (MGA)
100%
Century Risk Insurance Services, Inc.
100%
Insure-Link, Inc. d.b.a. Preferred Link (Agency)
33.3%
Southeast Catastrophe Consulting Company, LLC (Catastrophe Claims Adjusting)

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 fnhc and Market timeline  2009  1992 & 1993  2004 & 2005  2006 & 2007  6  Timeline continues to next page…  The early years…  2011  Hurricane Andrew  Emergence of Citizen’s predecessor, Florida’s property residual market  National carriers begin to intentionally reduce their share within the Florida property market  Creation of the Florida Hurricane Catastrophe Fund  Hurricane seasons bring four Florida hurricanes in year 2004 and four in year 2005  Windstorm mitigation credit overhaul  Citizens becomes a competitor to the private market  Citizens establishes “glide path” to actuarial sound rates  Joined BBB and earned A+ rating  “Cost Driver” bill to expedite rate filings, increase surplus requirements and reform sinkhole claims  National carriers further accelerate their desire not to compete within the Florida property market

# FNHC AND MARKET TIMELINE

***Recent developments…***

## 2012

- Citizens reduces potential assessment
- Changed name from 21st Century Holding Company to **Federated National Holding Company**

## 2013

- Citizens Clearinghouse established


Clearing house participants

- **Federated National Insurance Company** – Allstate relationship (Ivantage Select Agency Inc.)

## 2015

- **Monarch National** approved by Florida Office of Insurance Regulation
- **FNIC** named Fortune "Fastest Growing Companies"

## 2015

- Lloyd's of London appoints **FedNat Underwriters (FNU)** as Coverholders
- **FNIC** appointed to Citizens Market Accountability Advisory Board
- **FNIC** named Forbes "America's 50 Most Trustworthy Financial Companies"

## 2016

- Sun Sentinel honors **FNHC** as one of the 2016 Top Workplaces in South Florida
- **FNU** entered into an Authorization and Appointment Agreement with GEICO Insurance Agency, Inc.

FEDERATED NATIONAL NASDAQ: FNHC
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# FEDERATED NATIONAL'S APPROACH TO THE FLORIDA MARKET

**Agent Experience**

- Utilize innovative point of sale software providing agent "ease of use"
- Deliver instantaneous quoting and binding capabilities
- Provide agents with access to numerous key data points essential to assessing risk factors

**Underwriting Standards**

- Focus on higher value properties
- Emphasize properties which typically have more advanced wind / hurricane mitigation features and lower All Other Peril (non-catastrophe) losses, all of which mitigate expected losses
- Underwrite every risk to maintain our quality book of business

**Geographic Diversification**

- Reduce geographic concentration in the Tri-County / South Florida area and expand in other counties in Florida
- Enhance underwriting results and reduce our risk exposure via greater diversification
- Expand into other coastal states

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 FEDERATED NATIONAL GROWING MARKET SHARE  9  Premiums/Policies In -Force at Quarter End  OIR = Office of Insurance Regulation% Market share per OIR for Q1-17 unavailable as of 5/15/2017.

# FLORIDA MARKET PROVIDES CONTINUED GROWTH

**Federated National Insurance Company (FNIC) is predominantly a homeowners' insurer in Florida and has been one of the fastest growing homeowners' insurers in the state.**

- All new policies are generated on a voluntary basis
- One of a few selected Florida homeowners' insurance companies appointed to write voluntary business through Allstate & GEICO Florida agents
- Opportunity to increase FNIC's market share through partnership with 2,500+ agents
- Opportunity to further increase our market presence through Monarch National insurance products
- FNIC's ranking increased to 3rd largest insurance company in Florida since September 30, 2016
- FNIC has achieved its growth by winning the business at the point of sale when our partner insurance agents decide which carrier to entrust with their clients


Federated National Insurance Company (FNIC)
Market Share of FL Homeowners
FNIC Rank
Market Share %
7.0%
6.0%
5.0%
4.0%
3.0%
2.0%
1.0%
0.0%
6
5
5
5
5
4
4
4
3
3
Sep-14 | Dec-14 | Mar-15 | Jun-15 | Sep-15 | Dec-15 | Mar-16 | Jun-16 | Sep-16 | Dec-16
FNIC Market | 2.90% | 3.28% | 3.51% | 3.75% | 4.09% | 4.25% | 4.51% | 5.08% | 5.18% | 5.22%

__Note__: Includes personal residential and excludes commercial residential business. The Florida Office of Insurance Regulation's QUASR next generation database excludes State Farm Florida Insurance Company in its dataset as of December 31,2016.

FNIC rank based on Florida residential homeowners' insurance premiums written per Florida Office of Insurance Regulation (FL OIR)

*Market data for Mar-17 unavailable as of 5/15/2017*

FEDERATED NATIONAL
NASDAQ: FNHC
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 Diversification in Florida  11  Total Florida Policies In Force for Homeowners/Fire as of March 31, 2017 = 272,995  Federated National Insurance Company - Florida Market for Homeowners  Panhandle11.3%  North FL5.6%  Treasure Coast8.4%  Tampa / St. Pete12.7%  SW FL22.4%  Tri-County / South Florida24.8%  Central FL14.8%

 diversification  12  Federated National Insurance Company Market  Florida 308.2k Policies In Force80.7%  Alabama4.5k Polices1.2%  Louisiana14.0k Polices3.7%  South Carolina4.0k Polices1.0%  Georgia19.1k Polices5.0%  Texas32.2k Policies8.4%  Total Polices In Force for all Lines of Business as of March 31, 2017 = 382,027

 Quality Growth in FLORIDA Homeowners’ Portfolio  1-in-100 Year Probable Maximum Loss/ In-Force Premium  Note: Probable Maximum Loss modeled using average of RMS and AIR combined and assuming LT, NoSS and NoLA.  Total Insured Value and Policies In-Force  13  PIF (Thousands)  TIV ($ Billions)

# ROBUST CLAIMS CAPABILITIES AND TENURED STAFF

**In-House Claims Adjuster**

- 35 field adjusters covering the entire state of Florida and 60 onsite (desk) adjusters; 39 claims Directors, Managers and Supervisors; in-house Director of Litigation Management supported by two Litigation Managers and twelve Litigation Adjusters; all of whom are fully licensed in all of the states in which we write business
- Average experience is over 10 years
- Long tenure with Federated National; many of our homeowners' management team and adjusting staff served the company during the storms of 2004 and 2005
- Training and knowledge is promoted and enhanced through on and off-site education

**Strategic Alliance With Catastrophe Adjuster**

- Owns 1/3 of Southeast Catastrophe Consulting Company, an independent catastrophe claims adjuster
- Dedicated catastrophe adjusters available to Federated National & Monarch National as needed
- All data and systems functionality are integrated and backed-up through a remote cloud-based computing system

**Efficient Claims Response**

- 24/7 new claims reporting capacity with immediate emergency response available when warranted
- Long-standing relationships with water remediation companies, emergency services providers and loss causation analysts that provide rapid mitigation of damages and exceptional customer service

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# STRONG CATASTROPHE REINSURANCE

***Federated National has full indemnity reinsurance with highly rated reinsurers, and has maintained a business relationship with many of them for numerous years***

## 2016 – 2017 Excess of Loss Catastrophe Reinsurance Highlights

- Approximately $2.22 billion of aggregate coverage with maximum single event coverage of approximately $1.58 billion
- 75+ reinsurance partners, all of which are rated "A-" or higher by A.M. Best or fully collateralized
- Florida-only property quota share of 10% of $200 million aggregate coverage on two events with maximum single event coverage of 10% of $100 million
- A retention of $18.45 million pre-tax retention on first event with losses above $100 million. First event coverage extends to $1.58 billion
- All private market layers have prepaid automatic reinstatement premium protection ("RPP") and a cascading, drop down feature
- Multiple year protection was obtained for the period of July 2016 – June 2018. The amount of multiple year protection varies by individual excess of loss layer

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 2016-2017 REINSURANCE STRUCTURE  16

 Consistently innovating  17

# EXPERIENCED MANAGEMENT TEAM

*An experienced management team that has a long history with Federated National and has extensive tenure in the homeowners' insurance market in Florida*

| | |
|---|---|
| **Michael Braun**, *Chief Executive Officer & President* | • Appointed Chief Executive Officer in July 2008<br>• Elected to Board in 2005<br>• Joined in 1998 |
| **Ronald Jordan**, *Chief Financial Officer* | • Worked for multiple Fortune 200 insurance companies and Big 4<br>• More than 25 years of Accounting, Finance, Risk and Governance experience<br>• Joined in 2017 |
| **Erick Fernandez**, *Chief Accounting Officer* | • Worked for Fortune 20, 500 and Big 4<br>• More than 15 years of Accounting and Finance experience<br>• Joined in 2016 |
| **Gordon Jennings**, *Vice President of Risk Management* | • Appointed Vice President of Risk Management in May 2008<br>• Serves as President of FedNat Underwriters<br>• Joined in 2000 |
| **Scott Fest**, *Vice President of Reinsurance* | • Previously worked for E.W. Blanch, Benfield, Collins and Guy Carpenter<br>• More than 20 years of reinsurance experience<br>• Joined in 2016 |
| **Melissa Shelley**, *Vice President Actuary* | • Worked for Florida Farm Bureau, USAA, and Ariel Re<br>• More than 15 years of industry experience<br>• Joined in 2016 |

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# EXPERIENCED MANAGEMENT TEAM

*An experienced management team that has a long history with Federated National and has extensive tenure in the homeowners' insurance market in Florida*

| | |
|---|---|
| **C. Brian Turnau**, *Vice President of Claims* | • Worked for private practice insurance defense litigation law firms for 15 years<br>• More than 18 years of industry experience<br>• Joined in 2000 |
| **Stephen Young**, *Vice President of Operations* | • Appointed Vice President of Operations in June 2009<br>• More than 20 years of industry experience<br>• Joined in 1995 |
| **Anthony Prete**, *Vice President of Strategy* | • More than 15 years of industry experience<br>• Previously worked at Kemper, The Hartford, Travelers, and Safeco<br>• Joined in 2015 |
| **Christopher Clouse**, *Vice President of Personal Lines Underwriting* | • Appointed Underwriting Manager in June 2010<br>• More than 25 years of industry experience<br>• Joined in 2008 |
| **Larry Hufschmid**, *Vice President of Information Technology* | • Previously was CIO at Hull & Company Inc.<br>• 28 years of industry experience and 38 years of IT experience<br>• Joined in 2012 |
| **Tracy Wiggan**, *Vice President of Human Resources* | • Appointed as Director of Human Resources in July 2008<br>• More than 20 years experience in human resources<br>• Joined in 2005 |

FEDERATED NATIONAL
NASDAQ: FNHC
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 Financial Overview

 Statement of operations - FNHC   21  Q1-17 reflects market share growth in HO-FL, HO non-FL and Auto lines of business as well as rate increase of 5.6%, which became effective on August 1, 2016.  Q1-17 reflects continued premiums growth in HO-FL, HO non-FL and Auto lines of business. Will not fully reflect August 1, 2016 rate increase until 2H-17.

 Statement of operations - FNHC  22  Starting in Q3-16 total expenses (excluding Losses/LAE and taxes) increased due to our faster growth in our private passenger automobile products and our non-Florida homeowners’ lines of businesses, both of which have higher commissions expense directly related to their distribution along with the unwinding of the 30% quota share, as we no longer cede the commissions from the related premiums.

 Net income bridge  23  Q1-17 net income equated to 23¢ per average diluted share and 5.7% annualized ROE.Q1-17 losses and LAE included $3.4M, after-tax, of tornado losses.

 Losses and lae  24  *Includes severe weather events (Hurricane Matthew, Tornados, Tropical Storm Colin, Hurricane Hermine)  *  Beginning Q4-15, we have experienced increased loss and LAE costs associated with claims in our Florida homeowners book of business due to Assignment of Benefits (“AOB”). AOB has resulted in a rate increase effective August 2016, with an additional increase pending with regulators that would be effective August 2017.

 BALANCE SHEET STRENGTH  25  *Conservative Capital Structure *Reinsurance Strategy *Low risk investment portfolio  “Our commitment to protecting our policyholders and our shareholders”  $ in Millions  (1) 2016 Statutory surplus includes $25M surplus infusion(2) 2015 & 2016 FNHC Shareholders’ Equity excludes non-controlling interest  (1)  (2)

 Shareholder value creation  26  Source: Company Filings and SNL FinancialNote: Based on GAAP financial information  BVPS excluding Non-Controlling Interest

# INVESTMENT PORTFOLIO HOLDINGS

- Designed to preserve capital, maximize after-tax investment income, maintain liquidity and minimize risk
- Utilize outside investment managers for the fixed income and equity portfolios
- As of March 31, 2017, 99.82% of the Company's fixed income portfolio was rated investment grade
  - Average duration: 4.00 years
  - Composite rating: A- (S&P)
  - Average yield: 2.318%
- Historical total returns on cash and investments as of March 31, 2017
  - 1 Year: 1.62%
  - 2 Years: 1.48%



Corporate & Collaterized Mortgage Obligations 43%
State. Muni, and Political Subs 19%
Common Stock & Mutual Funds 9%
US Gov. & Agency Sec. 15%
Cash & cash equivalents 14%

**Federated National Investments and Cash***

***As of March 31, 2017***

**$462.5Million**

*excludes Monarch National

FEDERATED NATIONAL
NASDAQ: FNHC
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 INVESTMENT OPPORTUNITY    28

# CONTACT US

## Company Contacts

**Michael Braun,**
*Chief Executive Officer & President*
Email: mbraun@FedNat.com
Phone: 954-308-1322

**Ronald Jordan,**
*Chief Financial Officer*
Email: rjordan@FedNat.com
Phone: 954-308-1363

**Erick Fernandez,**
*Chief Accounting Officer*
Email: eafernandez@FedNat.com
Phone: 954-308-1341

**Rebecca Sanchez,**
*Director of Corporate Affairs & Corporate Secretary*
Email: bsanchez@FedNat.com
Phone: 954-308-1257


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Welcome to
FedNat Underwriters

**Federated National Holding Company**
14050 N.W. 14th Street
Suite 180
Sunrise, FL 33323
Tel. (954) 581-9993 / (800) 293-2532
*www.FedNat.com*

FEDERATED NATIONAL
NASDAQ: FNHC
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